SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 1, 2003

                           RECONDITIONED SYSTEMS, INC.
              (Exact name of registrant as specified in charter)

         Arizona                    0-20924                   86-0576290
(State or other jurisdiction   (Commission File Number)   (IRS Employer
            of incorporation)                              Identification No.)

                     444 West Fairmont, Tempe, Arizona 85282
                     (Address of principal executive offices)

                                  480-968-1772
                  (Registrant's telephone number, including area code)

                                       N/A
           (Former name or former address, if changed since last report)


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 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

The registrant filed an 8-K on May 5, 2003, announcing the acquisition of Beck Office Systems, Inc. by the registrant on May 1, 2003. In that 8-K filing the registrant stated it would file the financial statements required by Item 7(a) of Form 8-K no later than July 3, 2003 which the registrant originally believed to be the due date. The registrant is amending the expected filing date to concur with the actual due date of the filing.

The registrant hereby amends the filing to read as follows:

(a) Financial Statements of Business Acquired. RSI will file the financial statements required by Item 7(a) of Form 8-K as soon as practicable, but not later than July 14, 2003.
(b) Pro Forma Financial Information. RSI will file the financial information required by Item 7(b) of Form 8-K as soon as practicable, but not later than July 14, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Reconditioned Systems, Inc.

Date:  June 26, 2003                                 /s/ Dirk D. Anderson
                                                     ---------------------------
                                                     Dirk D. Anderson
                                                     Chief Executive Officer